11 - Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Text Block]
11 -	Income Taxes

The Company accounts for income taxes under the asset and liability method as stipulated by ASC 740, Accounting for Income Taxes, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of the events that have been included in the financial statements or tax returns. Deferred income taxes are recognized for all significant temporary differences between tax and financial statements bases of assets and liabilities. Valuation allowances are established against net deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

As of December 31, 2011, the Company had net operating loss carryforwards of approximately $121,200, available to reduce future federal and state taxable income, expiring through 2029, which the Company believes it will be more likely than not that the full benefit will be realized.  The Company had no net operating loss carryforwards as of December 31, 2010.

The Company files federal and Delaware state income taxes. Currently, there are no tax examinations in progress, nor has the Company had any federal or state examinations since its inception in 2008. All of the Company’s tax years are subject to federal and state tax examination. As of December 31, 2011 and 2010, the Company did not have any unrecognized tax benefits and does not expect this to change significantly over the next 12 months. The Company recognizes interest and penalties, if any, related to uncertain tax positions in income tax expense. As of December 31, 2011 and 2010, the Company has no accrued interest or penalties related to uncertain tax positions.

Our provision for income tax (benefit) expense at December 31, 2011 and 2010 consisted of the following

	2011	2010
Current
Federal	$-	$2,740
State	-	1,475

Deferred
Federal	(41,200)	56,000

Income Tax Expense	$(41,200)	$60,215

The effective tax rates differ from the statutory rates for 2011 and 2010 primarily due to the following:

	2011		2010
	Amount	Effective Tax Rate Percentage	Amount	Effective Tax Rate Percentage

Federal income tax liability (benefit)	$(129,593)	34.0%	$63,678	34.0%
State taxes	-	0.0%	1,475	0.8%
Effect of graduated rates	-	0.0%	(4,938)	2.6%
Non-deductible expense	88,393	-23.2%	-	0.0%

Tax expense (benefit)	$(41,200)	-10.8%	$6,215	32.2%

The components of the net deferred tax assets (liabilities) at December 31, 2011 and 2010 are as follows:

	2011	2010
Deferred Tax asset
Net Operating Loss	$41,200	$-
Total Deferred Tax asset	41,200	-
Deferred Tax Liability	-	-
Net Deferred Tax asset	41,200	-
Less Valuation Allowance	-	-
Total Deferred tax asset	$41,200	$-

The Company periodically assesses the likelihood that it will be able to recover its deferred tax assets and determines if a valuation allowance is necessary. As a result of this analysis the Company concluded that it is more likely than not that its deferred tax assets will  be recovered and, accordingly, did not recorded any valuation allowance for the year ended December 31, 2011.